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Exhibit 10.10

                      Schedule to Form of First Amended and
                      Restated Shortfall Funding Agreement

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
Project                      Lessee                    Lessor                 Type of Lessor Entity  Property
Akron, Ohio                  Elder Care Operators of   Nationwide Health      A Maryland             Summit County, Ohio
                             Akron, LLC                Properties, Inc.       corporation

Bristol, Tennessee           Elder Care Operators of   Nationwide Health      A Maryland             Sullivan County,
                             Bristol, LLC              Properties, Inc.       corporation            Tennessee

Hilliard, Ohio               Elder Care Operators of   Nationwide Health      A Maryland             Franklin County, Ohio
                             Hilliard, LLC             Properties, Inc.       corporation

Lakemont Farms,              Elder Care Operators of   MLD Delaware Trust     A Delaware Business    Allegheny County,
Pennsylvania                 Lakemont Farms, LLC                              Trust                  Pennsylvania

Murfreesboro, Tennessee      Elder Care Operators of   Nationwide Health      A Maryland             Rutherford County,
                             Murfreesboro              Properties, Inc.       corporation            Tennessee

York, Pennsylvania           Elder Care Operators of   MLD Delaware Trust     A Delaware Business    York County,
                             York, LLC                                        Trust                  Pennsylvania
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
Project                         Maximum Amount               Management Firm                Leasehold Mortgage
Akron, Ohio                     $110,000.00                  Balanced Care at Akron, Inc.   Open End Leasehold Mortgage
                                                                                            and Security Agreement

Bristol, Tennessee              $790,430.00                  Balanced Care at Bristol,      Amended and Restated Revolving
                                                             Inc.                           Credit/Future Advances
                                                                                            Leasehold Deed of Trust and
                                                                                            Security Agreement

Hilliard, Ohio                  $1,380,390.00                Balanced Care at Hilliard,     Open End Leasehold Mortgage
                                                             Inc.                           and Security Agreement

Lakemont Farms, Pennsylvania    $1,071,624.00                Balanced Care at Lakemont      Open End Leasehold Mortgage
                                                             Farms, Inc.                    and Security Agreement

Murfreesboro, Tennessee         $777,427.00                  Balanced Care at               Revolving Credit/Future
                                                             Murfreesboro, Inc.             Advances Leasehold Deed of
                                                                                            Trust and Security Agreement

York, Pennsylvania              $737,996.00                  Balanced Care at York, Inc.    Open End Leasehold Mortgage
                                                                                            and Security Agreement
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